Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002;
                          QUARTERLY REPORT ON FORM 10-Q
                      FOR THE QUARTER ENDED MARCH 31, 2004


Each of the undersigned hereby certifies in his capacity as an officer of SafeGuard Health Enterprises, Inc. (the "Company"), that the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, this certification has been signed by the undersigned in the City of Aliso Viejo, State of California, on the 13th day of May 2004.


                         SAFEGUARD HEALTH ENTERPRISES, INC.


                         By:  /s/  James E. Buncher
                              ---------------------
                              James E. Buncher
                              President and Chief Executive  Officer
                              (Principal Executive Officer)

                         By:  /s/  Dennis L. Gates
                              --------------------
                              Dennis L. Gates
                              Senior Vice President and Chief Financial Officer (Principal Accounting Officer)


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